Exhibit 10.3

DISTRIBUTION SERVICE AGREEMENT

This Distribution Service Agreement is entered into effective as of the Effective Date between The Pantry, Inc., a Delaware corporation ("The Pantry") and McLane Company, Inc., a Texas corporation ("McLane").

ARTICLE 1
SCOPE OF AGREEMENT

1.1    Exclusive Purchase and Supply. The Pantry Entities shall purchase from McLane, and McLane shall sell to The Pantry Entities and deliver to the Stores, all of the Stores' requirements of products within the Contracted Categories during the term of this agreement. However, the preceding sentence will not prohibit or limit The Pantry from purchasing from sources other than McLane (i) any goods for which McLane is not an approved supplier, (ii) any branded goods for on-site fastfood operations, (iii) traditional direct store delivery (“DSD”) products from DSD vendors, (iv) all types of products being purchased from third parties other than full-line convenience wholesalers (it being understood that McLane may at any time supply such products by mutual agreement between the parties on terms competitive with such third parties' prices and other terms); and (v) any items which McLane is unable or unwilling to carry or for which such inventory will not satisfy McLane’s inventory turn or other requirements. For purposes of this agreement:

(a)    "The Pantry Entities" means, collectively, The Pantry and all its Affiliates engaged in the convenience store business; provided, however, that no Affiliate shall become a Pantry Entity unless and until such time, if any, as its stores shall become subject to the terms of this Agreement, in accordance with Section 1.4.

(b)    "Affiliate" means, with respect to any entity, any other entity directly or indirectly controlling, controlled by, or under common control with that entity. Without limiting the generality of the preceding sentence, an entity will be deemed to control another if it owns or has the power to vote, directly or indirectly, more than 50 percent of the voting rights of that other entity.
(c)    "Store" means any convenience food store owned, operated or managed by any The Pantry Entity.
(d)    "Contracted Categories" means all categories of food products offered by McLane as of the Effective Date and customarily supplied by convenience food wholesalers, as well as all categories of non-food general merchandise products (including cigarettes, electronic cigarettes and tobacco products) offered by McLane and customarily supplied by convenience food wholesalers, including those categories which are emerging or beginning to be offered in the convenience store industry.

(e)    “Effective Date” means the first day of the McLane accounting period that begins after McLane’s [***] to The Pantry consistent with the terms of this Distribution Service Agreement (“Agreement”).

(f)    “Pantry Item” means any items carried by McLane which is sold exclusively by McLane to The Pantry.

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[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

1.2    Franchisees, Licensees and Other Third Party Stores. During the term of this agreement, The Pantry shall recommend McLane as the preferred supplier to any franchisees or licensees of The Pantry. However, nothing in this Section 1.2 is to be construed as a covenant by or obligation of The Pantry to require or otherwise cause any franchisee or licensee to purchase from McLane.

1.3    Other Business of McLane. Nothing in this agreement will prohibit McLane from supplying and delivering products or services to any other customer or person. Nothing in this agreement will require McLane to pass to The Pantry, as a reduction in product cost or otherwise, [***].

1.4    New Stores. If any The Pantry Entity builds, acquires or otherwise commences operating or managing any Store (including any chain of Stores) during the term of this agreement that is not subject to a then-existing service agreement, that Store will be, upon such commencement of its operation or management by a The Pantry Entity, included within the definition of Stores and subject to the terms and conditions of this agreement. If the Store or chain of Stores is subject to a then-existing service agreement, the Store will be subject to this agreement upon the expiration or termination of such other agreement. However, The Pantry may renegotiate with the incumbent supplier as that other service agreement expires, provided that The Pantry shall provide McLane the opportunity to match the terms offered by such incumbent supplier for such acquired Stores.

ARTICLE 2
PRODUCT MIX, ORDERING AND SUPPLY

2.1    Core Item Mix. The Pantry shall develop a product mix for the Stores using the then-currently existing items in each applicable McLane division's inventory mix, including store use items, together with The Pantry's proprietary and other specialty or exclusive items (Pantry Items), which items McLane hereby agrees to carry, provided the manufacturers of all such items (i) enter into, and remain in substantial compliance with, McLane's standard vendor agreement and any other standard terms imposed by McLane from time to time for the applicable category (including any distribution fees or minimum wholesale program terms, only if such fees are imposed, with limited exceptions, on all McLane suppliers of similar size, with similar products), and (ii) satisfy, and remain in substantial compliance with McLane's credit requirements.

2.2     [***].

2.3    Slow-Moving Items. The Pantry shall review the Stores' product mix at least quarterly and shall replace each slow-moving item with an item reflecting greater unit sales within each applicable McLane division. A slow-moving item is any Item which, with respect to the applicable McLane division, does not meet a minimum of [***] per week at any McLane Division, with a [***] comprising the [***] of [***] in the [***]. If the slow moving item Is a Pantry Item, or if any Pantry Item is discontinued for any reason, The Pantry shall purchase from McLane all of McLane's on-hand inventory of that Pantry Item within [***] days after the end of the month in which that item should be replaced at a price equal to the cost McLane paid for those items [***] any customary and necessary [***] and [***]. Furthermore, upon expiration or termination of this agreement, The Pantry shall purchase from McLane all of McLane's on-hand inventory of Pantry Items at a price determined in accordance with the preceding sentence.

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[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

2.4    Product Ordering and Delivery.

(a) Each Store shall order once per week from McLane, and McLane shall supply and deliver to that Store once per week. However, The Pantry may designate [***] to order twice per week and receive twice-weekly deliveries from McLane. Cost for such delivery frequency is contained in Exhibit C. If a Store is currently receiving one delivery per week and is designated to transition to twice-weekly delivery, such transition shall be completed [***]. [***] may convert during this twice-yearly transition period. However, the parties agree that at The Pantry’s request at any time, a [***] number of stores may be moved [***]. [***]. The Pantry will communicate any planned delivery frequency change to McLane as soon as possible in order to minimize any unexpected disruption to McLane’s business and planning cycle.

(b) All Stores shall accept each delivery by McLane, and shall be available for those deliveries on a 24-hours-a-day, 7-days-a-week flexibility schedule, except where the Store's hours of business or applicable local government ordinances restrict such unlimited availability, in which case The Pantry shall grant McLane the most flexible delivery window reasonably possible under the circumstances. McLane may park its delivery vehicles on either side of a Store in a manner to permit the trailer ramp to touch down on the Store's sidewalk. McLane shall not conduct its deliveries in a manner that unreasonably hinders customer parking at the Stores, ingress or egress to the parking lot, pump access or store access. McLane agrees to make every attempt to avoid a delivery schedule which would result in deliveries to be made during the busy hours of any particular store.

2.5    Service Level Commitments. In each McLane accounting period ("Period"), which is typically 4 weeks, during the term of this agreement, McLane shall measure its performance according to both of the criteria set forth in Sections 2.5(a), (b) and (c) below (the "Service Levels").

(a)    "Delivery Service Rate" means an amount, expressed as a percentage, calculated by dividing the total dollar value of all products delivered by McLane for the applicable Period by the total dollar value of all Products ordered by The Pantry for that Period. McLane shall maintain a Delivery Service Rate of at least [***] . McLane shall include in this measurement any undelivered products resulting from manufacturer outs.

(b)    "Order Quality" means both (i) an amount, expressed as a percentage, calculated by dividing the total dollar value of all Products invoiced by McLane for the applicable Period by the total dollar value of all Products ordered by The Pantry for that Period and (ii) an amount, expressed as a percentage, calculated by dividing the total number of units invoiced by McLane for the applicable Period by the total number of units ordered by The Pantry for that period. McLane shall maintain a Delivery Service Rate of at least [***] .

(c)    "On-Time Delivery Rate" means an amount, expressed as a percentage, calculated by dividing the number of deliveries made by McLane within the Accepted Delivery Window(s) by the total number of deliveries made by McLane. "Accepted Delivery Window" means the period of time commencing two hours before the applicable Appointment Time and ending two hours after the applicable Appointment Time, and "Appointment Time" means the time of day that McLane is scheduled to deliver product to the Store, as scheduled in advance by McLane. McLane shall maintain a total On-Time Delivery Rate of at least [***].

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[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

(d) The parties shall conduct joint reviews every quarter to analyze McLane's Service Level performance, including Delivery Service Rate, Order Quality, On-Time Delivery Rate. If McLane fails to meet one or more of the foregoing Service Levels set forth in subsections (a), (b), and (c) above in any period, The Pantry may notify McLane in writing setting forth the details of any such failure. If McLane fails to bring the required Service Level back into compliance during the immediately succeeding eight-week period, The Pantry may require McLane to [***] such time as the requirements in (a), (b) and (c) are consistently being met over a subsequent three-month period. In no event shall McLane be penalized or otherwise accountable for any non-performance due to Force Majeure.

2.6    Account Management. [***].

2.7    Item Maintenance and Store Traits. The Pantry shall perform store- and item- maintenance, using either the Licensed Technology (as defined below) or an alternative technology that is compatible with the McLane system and which has been approved by McLane, whose approval will not be unreasonably withheld. During the term of the Agreement, McLane shall make available to Pantry at no charge from McLane the most current versions of the following software products (“Licensed Technology”): Item Authorization and Maintenance, Analysis and Reporting Tool and Document Direct software, and any other applications McLane may make available in the future.

2.8    Reclamation. The Pantry may return out-of-date non-tobacco merchandise purchased hereunder to McLane provided the Manufacturer participates in McLane’s reclamation program and guarantees the return [***] to McLane. [***], with the [***] and the [***]. The [***] shall not be marked up by McLane, but shall be [***]. As of the Effective Date, such [***].

2.9    Smart Handheld Devices. McLane shall make Smart Handheld units available to The Pantry at a charge of [***] per Store per week. The Pantry may return the units with 90 days’ notice. The Pantry will be entitled to purchase [***] license to use McLane's premium-level software product for such devices, including the most current enhancements or replacements thereto, on an enterprise-wide (i.e., all Stores) basis for [***] license fee of [***]. Pantry has the right to cancel the premium-level software product [***]. If such cancellation occurs, [***] Pantry.

2.10     Return of Cigarettes. The Pantry may only return cigarettes if such returns meet the then applicable manufacturer return guidelines and are reported to McLane within [***] of McLane’s delivery. All cigarette returns are subject to the fees described on Exhibit B. The parties will jointly work [***].

ARTICLE 3
PRICING AND PAYMENT TERMS

3.1    Product Pricing. Unless a higher price is required by the Manufacturer under a written resale price maintenance policy (in which case that higher price will apply and McLane will provide The Pantry with as much prior written notice thereof as reasonably possible under the circumstances), the applicable price for Products will be determined in accordance with this Section 3.1.

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[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

(a)    Products Other than Cigarettes. The applicable price for any Product (as defined below) other than cigarettes, is the amount calculated in accordance with the following: (i) Cost (as defined below), plus (ii) [***] for any single sell item, minus (iii) the amount of [***] by the Manufacturer and [***] by the Manufacturer. For purposes of this agreement:

(1)     "Cost" means List Price based on the buying bracket in which McLane normally buys that product [***], plus (A) the gross amount of any [***] paid or payable by McLane, and (B) any applicable [***].

(2)    "Product" means any product supplied under this agreement to any Store, whether or not such product is within the Contracted Categories.

(3)     [***].

(4)    "Manufacturer" means the person that manufactures or causes others to manufacture products that are marketed under brands or labels controlled by that person, or any Affiliate of that person.

(5)    "Wholesale Tax" means any tax, assessment, or charge imposed or collected at any time by any governmental entity or political subdivision thereof on a product or its sale or distribution, whether designated as a sales tax, excise tax, gross receipts tax, occupational or privilege tax, value-added tax, or similar imposition, but does not include any tax based on McLane's personal property or net income.

(b) Cigarettes. The price charged by McLane and to be paid by The Pantry for cigarettes shall be the [***] (as defined below); plus, any applicable [***] (as defined below); plus, all applicable [***] (including all [***] and any per-carton or per-pack [***] on cigarettes); plus any applicable [***] (as defined below) ); provided that, [***]. If applicable and to the extent allowed by law, McLane shall pay The Pantry the rebates (if any) set forth in Exhibit A. Any changes to the rebates provided for in Exhibit A must be mutually agreed upon and justified by documented actions by the manufacturer. For purposes of this Agreement:

(1)    [***] means the applicable Manufacturer's [***] to McLane at date of delivery of Products to the applicable Store, less all then current and applicable [***] that are required by the Manufacturer to be passed to The Pantry.

(2)    [***] means the then-applicable per-carton [***] (if any) assessed by McLane which amounts, as of the Effective Date, are as set forth in Exhibit A to this agreement. However, in the event of any post-Effective Date increase or decrease in the [***] to McLane, or [***] to McLane (or both), from a cigarette Manufacturer related to the purchase of cigarettes from such Manufacturer by McLane, then McLane may [***], as applicable, the [***] on affected brands by an amount equal to the per-carton change in such Manufacturer's terms.

(3)    [***] means, with respect to any jurisdiction having a minimum-price law applicable to cigarette wholesale transactions, an amount calculated by multiplying (A) the applicable product's [***] (or similar defined term) as defined by such applicable law by (B) the statutory [***] prescribed by such applicable law.

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[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

(c)    [***] shall provide [***] with [***] provided to [***] on [***] in [***] occurring during the term of this agreement.

(d)    McLane may impute cash discounts of up to two percent, [***], or more if a higher discount is standard for that category of product, or any portion thereof that is not allowed by the Manufacturer to McLane, and to do so based upon Cost or Manufacturer's List, as applicable.

3.2    Delivery Fee. [***]. For purposes of this Agreement, [***].

3.3    Additional Fees. In addition to the single sell item charge and fees described in Article 2 and in this Article, the fees and charges described in Exhibit B will apply to the respective services, if applicable, utilized by The Pantry.

3.4    Tote Charges. McLane shall charge The Pantry [***] or each net tote delivered to each Store (and credit The Pantry [***] for each net tote picked up from each Store). McLane shall charge or credit, as applicable, all balances on each invoice in accordance with McLane's standard tote exchange policies. McLane shall provide The Pantry a monthly report detailing the net amount due on all tote charges for the preceding month.

3.5    [***].

3.6    Payment Terms. For all Products purchased and services received by the Stores, The Pantry shall cause payment to be made by ACH Credit (or ACH Debit if approved by McLane) or wire transfer to McLane not later than 12:00 Noon, Central Time, [***] days from statement date. For purposes of this agreement, statement date is [***] for all Products delivered from the [***] through such [***]. Each payment shall be in the full amount of the statement to which they relate. Any amounts not paid when due will bear interest at the lesser of (a) [***] percent per annum, or (b) the maximum rate allowed by applicable law. McLane may offset any or all rebates or other amounts due The Pantry against any amounts due and owing McLane pursuant to this agreement, including any interest accrued thereon. In no event shall Pantry be penalized for any non-payment due to Force Majeure.

3.7     [***].

ARTICLE 4
[***]

McLane shall [***]. commencing on the Effective Date and [***]. McLane’s 2014 Period schedule is attached as Exhibit D.

ARTICLE 5
RENEGOTIATION

The parties acknowledge and agree that terms set forth in this agreement are predicated on various factors outside the parties’ control, including the type and quantity of Products ordered by The Pantry, manufacturers’ wholesale programs, manufacturers’ standard product configurations (size/weight, case count, etc.), statutory state stamping discounts, macroeconomic factors, including inflation, and changes in regulatory requirements. Effective any time after [***] of the Effective Date, either party may send a notice requesting renegotiation

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[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

of this agreement (a "Renegotiation Notice") in the event of a change in circumstances that affect product or delivery cost, or If McLane's Products and services or prices to The Pantry are not competitive based on a total market-basket approach with respect to the Products and services to be provided by McLane to The Pantry pursuant to this agreement. In addition, any comparison of prices and services shall only be with a full-line distributor competitor of McLane. This agreement will continue unchanged until the parties agree on any change(s) to be made, unless terminated pursuant to the following terms and provisions of this Article 5. If the parties do not agree to any change(s) within [***] after a Renegotiation Notice is sent, the party sending the Renegotiation Notice shall have the right to terminate this agreement by sending a notice of termination to the other party within [***] business days after the expiration of such [***] day renegotiation period, and in such event the termination will become effective the earlier of [***] months after the date of the other party's receipt of the notice of termination or [***]. During the transition period the parties will continue to operate under the current terms of the agreement. Neither party may send more than one Renegotiation Notice within any calendar year. Notwithstanding the above, McLane shall always be entitled to send a Renegotiation Notice if The Pantry [***]. The parties’ intention is to use best efforts to not invoke this provision.

ARTICLE 6
TERM AND TERMINATION

6.1    Term. Unless earlier terminated In accordance with this Article 6, the term of this agreement will continue until December 31, 2019.

6.2    Termination by McLane Due to Payment Default. If The Pantry fails to make payments for any Products or services purchased by the Stores from McLane at the time payment is required to be made by this agreement ("Payment Default"), and fails to cure such Payment Default for more than three business (3) days after receiving written notice from McLane of such failure, McLane may suspend performance of its obligations under this agreement until the time the Payment Default is cured. Additionally, after a Payment Default, notwithstanding anything in Section 3.6, McLane may immediately require any future payments by The Panty to be made in a shorter time period than is set forth in Section 3.6, or require any future payments by the Pantry to be made via any method specified by McLane, or both; and any such changes will remain effective until McLane agrees otherwise in writing. If a Payment Default is not cured within [***] business ([***]) days after The Pantry receives notice of the default from McLane, then McLane may terminate this agreement at any time while the Payment Default continues. In no event shall Pantry be penalized for any non-payment due to Force Majeure. Nothing in this agreement will constitute a waiver of McLane's remedies under applicable law.

6.3    Termination by The Pantrv. The Pantry may terminate this agreement (a) immediately upon written notice if McLane defaults in the payment of any undisputed amounts owed to The Pantry under this agreement, which default has remained uncured for five days following McLane's receipt of written notice of such default from The Pantry; (b) upon 60 days written notice if McLane breaches Section 2.5; or (c) [***]. If The Pantry terminates this agreement under this Section, then no termination fee or other termination amount will be due and payable by The Pantry to McLane in connection with such termination. [***].

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[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

6.4    Termination Remedies to Both Parties.

(a)    Either party may immediately terminate this agreement or suspend its performance under this agreement at that party's sole discretion without notice upon: (1) the institution of insolvency, bankruptcy or similar proceedings by or against the other party; (2) any assignment or attempted assignment for the benefit of creditors by the other party; (3) any appointment, or application for that appointment, of a receiver for the other party; (4) the other party becoming insolvent or unable to pay its debts as they come due; (5) an involuntary lien being filed or levied against, or foreclosure or seizure of materially all or a significant portion of, the other party's assets, including inventory, by a creditor, lienholder, lessor, governmental authority or other person, which has not been removed within 10 days; or (6) the other party's material falsification of any records or reports required hereunder.

(b)    Either party may terminate this agreement immediately upon written notice if the other party breaches, or fails to comply with, any material term of this agreement and that breach or failure has continued for [***] days after that party received written notice of that breach or failure from the other party. If The Pantry terminates the agreement under this section, at The Pantry’s request, the parties will work together on the transition of Pantry’s business to another service provider the earlier of [***] months or [***]. During the transition period the parties will continue to operate under the current terms of the agreement. This Section 6.4(b) does not apply to a Payment Default.

6.5    Effect of Termination. Any termination made in accordance with this agreement will have no effect on, nor diminish, alter, or affect (a) any rights or obligations of the parties that occurred or arose on or before the date of such termination, (b) any indemnification or confidentiality obligations under this agreement occurring before such termination, or (c) any provisions which by their express terms contemplate performance upon or following such termination.

ARTICLE 7
TERMINATION OF PRIOR AGREEMENT

7.1    Termination of Prior Agreement. This agreement succeeds, replaces and supersedes the Distribution Service Agreement between the parties dated August 1, 2008, including all amendments thereto.

7.2    Mutual Release. As of the Effective Date, but subject to the proviso below, each party releases, acquits, and forever discharges the other party and its past and current agents, attorneys, employees, servants, officers, directors, principals, successors, assigns, parents, subsidiaries, Affiliates, insurers, and all persons in privity with them or any of them, from any and all claims or causes of action of any kind whatsoever, except those that arise out of a third-party claim against a party, at common law, statutory, or otherwise that (1) that party has or may have, known or unknown, now existing or that may arise hereafter, directly or indirectly attributable to any prior agreement or dealings between the parties and (2) all other claims of any kind that that party may have against the other party arising out of or attributable to acts or omissions occurring prior to the date of this agreement, except that McLane does not release The Pantry from any amounts owing to McLane by The Pantry as of the date of this agreement. Provided, however, the following provisions of the existing agreement shall survive and no claims relating thereto shall be released

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[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

hereby: 2.4, 2.7, 4.4, 7.3, 7.7, 7.11, 7.14. Each party shall indemnify, save, and hold harmless the other party from any and all claims or causes of action whatsoever, at common law, statutory, or otherwise, brought by, under, or through that party relating to the claims released by that party in this Section.

ARTICLE 8
MISCELLANEOUS

8.1    Reporting. If The Pantry no longer reports its financial condition under the Securities and Exchange Act, upon request, The Pantry shall furnish McLane with The Pantry's then- most recent quarterly financial statements prepared in accordance with generally accepted accounting principles, and any other financial information as McLane deems necessary. Additionally, within 120 days after the end of The Pantry's fiscal accounting year, The Pantry shall provide McLane with its annual audited financial statements, if they are not publically available. Those financial statements, if provided, will be furnished to: Credit Department, McLane Company, Inc., P.O. Box 6115, Temple, Texas 76503-6115

8.2    Entitlement to Financial Benefits. The Pantry shall not be entitled to the payment of any allowance, rebate, discount, incentive, price protection or other payment or financial benefit under this agreement (including any such financial benefits set forth in Article 4 or Exhibit A) (collectively, "Financial Benefits") and McLane shall not be obligated to pay any such Financial Benefit to The Pantry unless, as of the date the Financial Benefit otherwise would be payable:(a) The Pantry is in compliance with all terms and conditions of this agreement (including the payment terms set forth in Article 3), (b) The Pantry is in compliance with all written terms and conditions required by applicable Manufacturers (including any requirements to supply data to Management Science Associates, Inc. or other designee of one or more cigarette Manufacturers), and (c) all Product purchases to which the Financial Benefit relates have been indefeasibly paid for in full by The Pantry to McLane. The Pantry shall receive any payment withheld under this Section within 5 days of The Pantry meeting each qualification set forth above.

8.3    Critical Vendor. The Pantry shall use its best efforts (including, without limitation, including McLane in first-day notices and motions and requesting) to have McLane designated as a "critical vendor" entitled to payment in full for all pre-petition deliveries of Products in any bankruptcy proceedings in which any The Pantry Entity is the debtor. McLane shall have no liability or obligation to deliver Products to The Pantry until The Pantry has complied in full with all terms and conditions of this Section and such designation has been confirmed.

8.4    Notices. Any notice, request, consent, waiver or other communication required or permitted hereunder will be effective only if it is in writing and delivered personally or sent by facsimile transmission, a nationally recognized overnight delivery service, or registered or certified mall, postage prepaid, to the other party at the address set forth on the signature block below (or to any other address as the parties will provide to the other in writing). All such notices, requests, consents, waivers or other communications will be deemed to have been given and received on the date of delivery if sent by personal delivery, facsimile transmission, or overnight delivery; or on the third business day after mailing it in accordance with this Section.

8.5    Confidentiality. Each party shall maintain in strict confidence all information communicated to that party by the other or any Affiliate, will use it only for purposes of this agreement, and will not disclose it, or any of the provisions of this agreement, without the prior written consent of the other party, except as may be necessary by reason of legal, accounting or regulatory requirements beyond the reasonable control of the recipient party. However, in accordance with the preceding sentence The Pantry hereby authorizes McLane to submit store and item-level product purchase data to the product Manufacturers, including disclosure to Manufacturers of cigarette Products (including such Manufacturers' agents or representatives) the volume of purchases of such Manufacturer's cigarette Products by The Pantry from McLane hereunder, and all other information related thereto as McLane desires to disclose.

Each party shall be responsible for ensuring its Affiliates' compliance with the provisions of this Section. This Section will survive any expiration or termination of this agreement. Neither party shall issue or make, or cause or permit to be issued or made, any media release or announcement concerning this agreement or the transactions contemplated by this agreement without the prior approval of the other party, except as may be necessary by reason of legal, accounting or regulatory requirements beyond the reasonable control of that party. Nothing herein, however, will prevent or limit Pantry’s right to share this contract and related information with its internal and/or external consulting teams, provided however that (1) any external consultants shall sign a non-disclosure agreement in a form substantially similar to Exhibit E and (2) The Pantry may not hire any consultant that was employed within the prior five years as a McLane employee.

8.6    Records Examination Rights. During the Term of this Agreement, twice per calendar year upon 10 days' prior written notice to McLane, (and up to four times per year in the first year of the Term), The Pantry, at its sole cost and expense, may conduct an examination of the Manufacturers' published price lists and retail deal sheets maintained by McLane relating specifically to the Cost of one or more Products or the rebates paid or payable, each as identified specifically in The Pantry’s notice ("Records"). Any such examination will be performed at McLane's facilities in Temple, Texas (in which event no original records may leave the McLane premises), but The Pantry shall be entitled to make, take, and retain copies of any and all such Records identified in such notice) or at such other place as the parties may hereafter agree. McLane shall cooperate with and give reasonable assistance to The Pantry to examine the Records. All Records and other information examined will be subject to Section 8.5. The Pantry may perform any such examination using its own personnel and/or an independent certified public accounting firm retained by The Pantry and listed within the top 25 firms on the then-mostrecent national rankings of accounting firms, by revenue, as published annually by Accounting Today; but in no event may The Pantry utilize, directly or indirectly, anyone who has been employed within the prior five years as a McLane employee. No independent certified public accounting firm or other representative may perform any examination unless (1) an employee of The Pantry accompanies the personnel of the firm during the examination, and (2) the firm and each of its personnel performing the examination first execute and deliver to McLane a confidentiality agreement in form and substance satisfactory to McLane. If any examination validates an overpayment from The Pantry to McLane during the period covered by the examination, McLane shall remit such overpayment to The Pantry within 10 days after completion of such examination.

8.7    Authority to Bind. Each person executing this agreement represents that he or she has full and legal authority to execute this agreement for and on behalf of the respective party for which he or she is executing this agreement and to bind that party.

8.8 [***].

8.9    Waiver. No waiver of any provision of this agreement will be effective unless in writing and signed by an authorized representative of the party or parties bound thereby. The failure of either party to enforce any provision of this agreement or exercise any right granted hereby is not to be construed to be a waiver of that provision or right, nor to affect the validity of this agreement or any part of it, nor to limit in any way the right of either party subsequently to enforce any provision or exercise any right in accordance with its terms.

8.10    Assignment. This agreement will be binding upon, and inure to the benefit of, the parties and their respective successors and permitted assigns, but neither party may assign this agreement unless the other consents in writing. McLane may delegate performance of any of its obligations hereunder to one or more wholly-owned subsidiaries.

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[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

8.11    Product Recalls. In the event of any product recall, market withdrawal, stock recovery (each as defined in 21 CFR Part 7), or similar action (each, a “retrieval”), regarding any Product previously purchased and distributed hereunder, McLane will use commercially reasonable efforts to promptly notify a single point of contact within The Pantry of such retrieval at the address below, or the phone number or email address, if any, on file with McLane for such notification purposes. McLane may, but is under no obligation hereunder to, contact individual The Pantry Stores regarding a retrieval; the parties agree that such responsibility will be borne by The Pantry. McLane will have no obligation to accept returns of any affected Product unless the applicable Supplier of such item so directs and agrees to refund the cost thereof as well pay as an agreed-upon handling charge to McLane. If, however, the product recall is necessitated, caused or at the request of any entity due to any action or inaction by McLane, McLane shall be wholly responsible for any and all costs associated with such recall.

8.12    Manufacturers’ Warranties. McLane shall pass to The Pantry any warranties, indemnifications or other protections made available by the applicable Manufacturer or vendor to the full extent McLane is authorized to pass those benefits. In the event of any claims arising out of or related to any Product, The Pantry shall look solely to the Manufacturer or vendor of such Product for defense, indemnification or other applicable relief, and not to McLane, provided however, that McLane shall take all action reasonably requested by The Pantry, including but not limited to, the commencement of litigation at The Pantry’s cost, to enforce, either directly or on The Pantry’s behalf, any such warranties, indemnifications or other protections, and shall promptly remit to The Pantry any amounts recovered as a result of such efforts. Except as otherwise provided under this Section, all Products sold or otherwise distributed under this agreement are sold by McLane “as is” and without any warranties by McLane of any kind, express or implied, including any warranties as to merchantability or fitness for a particular purpose.

8.13    LIMITATION OF LIABILITY. IN NO EVENT WILL EITHER PARTY BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, CONSEQUENTIAL, EXEMPLARY, OR PUNITIVE DAMAGES, (INCLUDING ANY DAMAGES MEASURED BY, OR PREMISED ON, LOST PROFITS), REVENUES, SAVINGS OR LOST BUSINESS OPPORTUNITY, LOSS OF USE OF ANY PRODUCT, EQUIPMENT OR OTHER PROPERTY OR ASSET, COST OF CAPITAL, COST OF ANY SUBSTITUTED EQUIPMENT, PRODUCT OR SERVICE, DOWNTIME, INJURY TO PROPERTY, REPUTATION OR RELATIONSHIPS WITH EXISTING OR PROSPECTIVE CLIENTS), EVEN IF THAT PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF THOSE DAMAGES, AND WHETHER BASED UPON CONTRACT, NEGLIGENCE, STRICT TORT, STATUTE, OR ANY OTHER LEGAL THEORY. Notwithstanding the foregoing or any other provision hereof, nothing herein shall be construed to limit the amounts recoverable by The Pantry pursuant to the Indemnification with respect to third party suits provisions set forth in Section 8.15, below.

8.14    Force Majeure. Neither party will be liable to the other for any failure or delay in performance of its obligations under this agreement (other than obligations to pay money) because of circumstances beyond its control, including acts of God, flood, fire, riot, terrorism, accident, strikes, or work stoppages for any reason, embargo, inability to obtain phone lines, government action (including enactment of any statute, regulation, rule, ordinance or other law of the United States or any state or local government or any subdivision or agency thereof that restricts or prohibits the performance contemplated by this agreement) (“Law”) and other causes beyond its control, whether or not of the same class or kind as specifically named above (“Force Majeure”). If either party is unable to perform any obligation (other than an obligation by The Pantry to pay amounts under Section 3 when due) for any of these reasons, and that party gives a written notice, within five (5)

business days after the occurrence of the event, describing (i) its inability to so perform, (ii) the steps it plans to take to rectify or mitigate that inability, and (iii) the anticipated length of that inability, then the obligations of that party will be suspended for the duration, and only to the extent of, that event. Without limiting the foregoing, if for any reason McLane is unable to supply the total demand for a product, it may allocate its available supply among itself and Its customers as McLane determines to be fair and practical, without liability for any failure of performance that may result. McLane will have and maintain a disaster response plan to support business continuity in response to any Force Majeure or other event or incident. McLane will share the relevant parts of the disaster plan with Pantry upon request. Pantry shall not be penalized for a delay in payment due to a Force Majeure event. However, The Pantry shall make such payment as soon as possible following the Force Majeure event.

8.15    Indemnification. McLane shall Indemnify, defend (with counsel reasonably acceptable to The Pantry), and protect The Pantry and Its subsidiaries, officers, directors, employees and agents, and hold them harmless from any and all claims, penalties, demands, suits, causes of action, loss, damages, expenses, and liabilities (including, without limitation, court costs and reasonable attorneys' fees actually incurred at customary hourly rates) to the extent arising out of or related to the negligence, gross negligence or intentional misconduct of McLane or its employees, agents, representatives, and contractors In McLane's performance under this agreement from and after the Effective Date. The provisions of this section shall survive the expiration or sooner termination of this agreement with respect to any claims or liability occurring prior to such expiration or termination, and shall not be limited by reason of any insurance carried by McLane and The Pantry. If The Pantry determines that it is entitled to indemnification under this section, The Pantry shall notify McLane promptly and in writing of the claim brought against The Pantry, but in no event more than 30 days after The Pantry has received notice of such claim absent any unforeseen delay. The selection of counsel, the conduct of the defense of any lawsuit, arbitration, or other proceeding, and any settlement shall be within the McLane's control, provided that The Pantry shall have the right to participate in the defense of such claim using counsel of its choice, at its expense. McLane shall not enter into any settlement that would impose any costs or expense upon The Pantry without The Pantry's prior express written consent.

8.16    Insurance.

(a) McLane shall procure and maintain continuously from and after the Effective Date through the remainder of the term of this agreement (including any extension hereof), at its sole cost and expense, the following types of liability coverage: (i) Commercial General Liability (CGL) insurance with minimum limits of $1,000,000 each occurrence/ $2,000,000 aggregate. Coverage to include Bodily Injury and Property Damage; Personal Injury, Contractual Liability, Products and Completed Operations, Cross Liability/Separation of Insureds. (ii) Business Automobile Liability insurance covering owned, non-owned, hired and any other vehicles used in the work or services, with a combined single limit of $1,000,000 for bodily injury, death and property damage per occurrence.; (iii) Umbrella/Excess insurance above the CGL and Business Auto policies in an amount not less than $25,000,000. Umbrella/Excess policy should be written on a follow form basis, and (iv) Worker’s Compensation insurance, with statutory limits as required by the Workers’ Compensation Law in the State in which the work is being performed hereunder, and which includes Employer’s Liability Insurance, for employee bodily injuries and death, with a minimum limit of: Each Accident $1,000,000; Each Disease Each Employee $1,000,000; Disease Policy Limit $1,000,000. If Vendor fails to comply with applicable workers’ compensation law while work is being performed, Vendor shall immediately cease all further operations until the required workers’ compensation insurance is obtained.

Additional Insured Endorsements: All liability policies specified in subparts (i) and

(ii) above shall include an endorsement naming The Pantry, Inc., its Subsidiaries, Affiliates, Parent and their respective officers, directors and employees as Additional Insureds on a primary basis for the duration of the Contract term. The additional insured endorsement must be ISO CG20 10 11 85 or other form with like wording. In any case, Vendor must maintain completed operations coverage for all additional insureds and with additional insured extension for a period of two (2) years after completion and acceptance of the work performed.

Notice of Cancellation or Modification: Vendor and/or its insurance carriers shall provide The Pantry, Inc. with 30-days written notice prior to cancellation or other material modification in the policy affecting the requirements in this Agreement. No such cancellation or modification shall affect Vendor’s obligation to maintain the insurance coverages required by this Agreement.

All liability coverages must be on an “occurrence” basis as opposed to “claims-made.”

Certificates of Insurance: Prior to commencement of operations, Vendor shall furnish to The Pantry, Inc. a certificates of insurance dated and signed by an authorized agent for the insuring companies, containing a representation that coverage of the required insurance is provided with the required liability limits. Failure of the certificates of insurance to comply with the insurance requirements or failure of The Pantry, Inc. to demand such certificates or to identify any deficiency in the insurance provided shall not be construed as or deemed to be a waiver of any obligation to maintain the required insurance.

Subcontractors’ Insurance: McLane assumes full responsibility for the actions, inactions and negligence of its subcontractors.

Deductibles/Self-Insurance: Vendor shall be responsible for payment of any and all deductibles or self-insured retentions under its insurance policies. The coverage afforded under any insurance policy obtained by Vendor shall be primary coverage regardless of whether or not The Pantry, Inc. has similar coverage or self-insurance. Vendor shall not self-insure or maintain deductibles on any of the insurance required by this Agreement over the amount of $5,000,000 without prior written consent or proof of ability to pay.

Waiver of Subrogation: Contractor’s policies shall include a waiver of the insurer’s rights of subrogation against The Pantry, Inc. To the extent permitted by law, Vendor hereby waives such rights of subrogation. However, this waiver shall not apply to the extent of the deductible or self-insured amounts under any such policies, nor to the extent of liabilities exceeding the limits of such policies.

Contractor shall use and maintain policies and procedures reasonably designed to ensure that its employees, representatives and subcontractors (if any) involved in the performance of this Agreement are knowledgeable and have been properly trained on the operating procedures, quality assurance standards, safety measures, and regulatory requirements applicable to the position and task.

Minimum Limits Do Not Limit Liability or Represent Coverage Adequacy: The minimum limits of coverage required by this Agreement may be satisfied by a combination of primary and excess or umbrella insurance policies. The maintenance of this insurance shall not in any way operate to limit the liability of Vendor under this Agreement. By requiring insurance herein, The Pantry, Inc. does not represent that coverage and limits will necessarily be adequate to protect Vendor.

(b)    McLane shall also procure and maintain continuously during the Term of this Agreement or any extension hereof, at its sole cost and expense, the minimum amount, as required by the applicable governmental statutes and regulations, of Worker's Compensation or employer's liability with $1,000,000 coverage Insurance covering all employees and all contracted employees of Vendor for any claims arising under any applicable Worker's Compensation and Occupational Disease Acts (the "Worker's Compensation Policy").

(c)    The policies of insurance McLane is required to obtain and maintain hereunder may contain deductibles, shall name The Pantry as an additional insured and, at The Pantry's request, a certificate of the evidence of such insurance shall be delivered to The Pantry. Such policy shall be obtained from Insurance companies with an A.M. Best Rating of "A-" or better and shall be In such form as shall be reasonably satisfactory to The Pantry with provisions for at least ten (10) days’ notice to The Pantry of cancellation. Before the expiration of any such policy, McLane shall supply The Pantry with a substitute therefor or with evidence of payment of premiums therefor.

8.17    Governing Law. The laws of the state of North Carolina, other than its choice-oflaw rules, govern this agreement and all transactions under it.

8.18    Rules of Construction. In the Interpretation of this agreement, unless the context otherwise expressly requires: (a) The term "including" means "including, without limitation"; (b) The term "person" means any individual, corporation, business enterprise or other legal entity, public or private, and any legal successor, representative, agent or agency of that individual, corporation, business enterprise, or legal entity; (c) Any reference to any Law includes all statutory and administrative provisions consolidating, amending or replacing such Law, and includes all rules and regulations promulgated thereunder; and (d) Any reference to a Section or Exhibit is to the Section or Exhibit of this agreement.

8.19    Illegality / Severability. If a court of competent jurisdiction declares any provision of this agreement to violate any applicable Law, then the parties shall negotiate in good faith to modify that provision to the extent necessary to make It legal and enforceable and to achieve a similar economic effect. If the parties cannot agree on such a modification, the provision will be deemed stricken with respect to the jurisdiction in question, and the remainder of this agreement will remain in full force and effect.

8.20    Counterparts. This agreement may be signed in two or more counterparts, each of which is to be deemed an original but all of which together are to be considered one and the same agreement. All parties need not sign the same counterpart. This agreement will become effective when counterparts have been signed by each party and delivered to the other party, Including by facsimile.

8.21    Entire Agreement / Modifications. This agreement constitutes the entire agreement of the parties with regard to its subject matter and supersedes all previous written or oral agreements and understandings between the parties with regard to that subject matter. No modification of or amendment to this agreement will be effective unless made in writing and signed by both parties.

The parties are signing this agreement on the dates reflected below, although the Agreement will be effective as of the Effective Date as defined in Section 1.1(e).

THE PANTRY, INC
BY: _/s/ Dennis Hatchell_________________
PRINTED NAME:_Dennis Hatchell_________
TITLE:_President and CEO_______________
DATE: _3/25/14________________________

Send Notices to:
Chief Merchandising Officer
The Pantry, Inc.
305 Gregson Drive
Cary, NC 27511
Fax: 919-238-2610

With a copy to:

General Counsel
305 Gregson Drive
Cary, NC 27511
Fax: 919-238-2610

McLANE COMPANY, INC.
BY: _/s/ Stuart Clark_________________
PRINTED NAME:_Stuart Clark_________
TITLE:_VP Trade Relations___________
DATE: _3.25.2014__________________

Send Notices to:
President
McLane Grocery Distribution
P.O. Box 6115
Temple, Texas 76503-6115
Fax: 254-771-7509

With a copy to:

General Counsel
McLane Company, Inc.
4747 McLane Parkway
Temple, Texas 76504
Fax: 254-771-7515

EXHIBIT A
Cigarette pricing

1.    Standard Rebate Schedule. McLane shall pay the following per-carton rebates within [***] business days after the end of each Period.

STATE	BRANDED	GENERIC	VALUE	[***]
Alabama	[***]	[***]	[***]	[***]
Florida	[***]	[***]	[***]	[***]
Georgia	[***]	[***]	[***]	[***]
Indiana	[***]			[***]
Kentucky	[***]	[***]	[***]	[***]
North Carolina	[***]	[***]	[***]	[***]
South Carolina	[***]	[***]	[***]	[***]
Tennessee	[***]	[***]	[***]	[***]
Virginia	[***]	[***]	[***]	[***]
Kansas	[***]	[***]	[***]	[***]
Missouri	[***]	[***]	[***]	[***]

As of the Effective Date, the following brands are in the rebate category specified below. To the extent any rebate category changes as a result of manufacturer action, McLane shall provide The Pantry with notice of such change.

Brand	Company	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

_________________
[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

2.    [***]:

1.	[***]	6.	[***]
2.	[***]	7.	[***]
3.	[***]	8.	[***]
4.	[***]	9.	[***]
5.	[***]	10.	[***]

3. [***]. The [***] is [***].

_________________
[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

EXHIBIT B
ADDITIONAL BILLING COMPONENTS

Restocking Fee on Non-Cigarette Order Errors	[***]
Cigarette returns
Restock Fee of [***]. Except in the case of McLane error, including those of any McLane system or process, returns are only allowed if they meet the then-applicable manufacturer return guidelines and are reported to McLane within [***] of McLane’s delivery.

_________________
[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

EXHIBIT B-1
[***]
In order to account for changes in [***], each delivery by McLane will be subject to a [***], if applicable, calculated in accordance with this Exhibit.
1.    Definitions.
(a)    [***] means, with respect to [***], the amount calculated by averaging the [***] set forth in the [***] on each of the [***] immediately following the end of [***] during that accounting period, [***].
(b)    [***] means the [***] or otherwise, or another comparable report if the [***] is no longer published.
2.    [***]. If the [***] is [***], then The Pantry shall [***], determined in accordance with the following table, to McLane on each delivery made to The Pantry by McLane during the [***] of time commencing on the [***] following the end of the applicable McLane accounting period and ending [***] thereafter.

[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

_________________
[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

EXHIBIT C
[***]
The [***] shall be determined using the following matrix:

Deliveries [***]
Total [***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

_________________
[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

Deliveries [***]
Total [***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

McLane may adjust each rate in the above matrix on [***] in an amount [***]. This change shall not be [***]. McLane shall provide notice to The Pantry of any adjustment.

_________________
[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

EXHIBIT D
McLane’s Period Schedule

1st Quarter	Beginning	Ending
Period 1	1/4/14	1/31/14
Period 2	2/1/14	2/28/14
Period 3	3/1/14	3/28/14

2nd Quarter	Beginning	Ending
Period 4	3/29/14	4/25/14
Period 5	4/26/14	5/23/14
Period 6	5/24/14	6/20/14

3rd Quarter	Beginning	Ending
Period 7	6/21/14	7/18/14
Period 8	7/19/14	8/15/14
Period 9	8/16/14	9/12/14

4th Quarter	Beginning	Ending
Period 10	9/13/14	10/10/14
Period 11	10/11/14	11/7/14
Period 12	11/8/14	12/5/14
Period 13	12/6/14	1/2/15

EXHIBIT E
Form Confidentiality Agreement

THE PANTRY, INC. ("The Pantry") and the undersigned, [insert legal name], may engage in consulting services and discussions in the course of which one party may disclose to the other certain "Confidential Information," as defined below. In consideration of the mutual benefits which The Pantry and the undersigned expect to derive from such discussions, the parties agree that any such disclosure shall be subject to the following conditions:

1.
"Confidential Information" shall include all financial information and information relating to the business of each party and any business partners of such party, including but not limited to data, plans, intellectual property, analyses, manuals, records, files, memoranda, reports, promotional ideas, new product designs and introductions and other sources of information of whatever kind, historical financial statements, financial projections and budgets, historical and projected sales, capital spending budgets and plans, business plans, the names and backgrounds of key personnel, personnel training techniques and materials, disclosed by one party to the other either orally, or in diagram, written or other recorded form which is not:

(a)	generally available to the public other than as a result of a disclosure by the receiving party;

(b)
available to the receiving party on a non-confidential basis from a source which is properly in possession of such information and is not prohibited from disclosing such information by a legal, contractual or fiduciary obligation to the disclosing party;

(c)	developed by or on behalf of the receiving party independently of any disclosure by the disclosing party; or

(d)	in the receiving party's possession or known to the receiving party prior to its receipt from the disclosing party.

2.
Each party will, for a period of five (5) years after the date of the last disclosure of Confidential Information by the disclosing party to the receiving party, hold in confidence the Confidential Information and will not, without the prior written consent of the disclosing party, either directly or indirectly:

(a)	make any use, for the receiving party's own benefit or otherwise, of any portion of the Confidential Information, including but not limited to any commercial or potentially commercial use thereof,

(b)
duplicate, disseminate, disclose or transfer any portion thereof to any governmental agency, firm, business, or other person, including any employee, agent or representative (collectively, the “Representatives”) of the receiving party, except that the receiving party may disclose the Confidential Information to those of its Representatives who are specifically involved in, and who need to know such information for the purpose of providing the consulting services or evaluating the transaction, provided that the receiving party causes those persons to observe the terms of this Agreement,

(c)	use the Confidential Information for any purposes other than in connection with the consultant services, or

(d)
Notwithstanding the foregoing, however, trade secrets disclosed to a party must continue to be held in confidence by the receiving party as long as they are protected by applicable trade secret law or until the disclosing party sends the receiving party written notice releasing the Receiving Party from this agreement, whichever occurs first.

The receiving party will be responsible for any breach of the terms hereunder by it or its Representatives and for the compliance with the terms of this Agreement.

3.
If a receiving party is requested pursuant to, or required by, applicable law or regulation or by legal process to disclose any Confidential Information, the disclosing party may wish to seek an appropriate protective order. In the event of any such request or requirement, if legally permissible, the receiving party will provide the disclosing party, as promptly as the circumstances reasonably permit, with notice of such request or requirement and, unless a protective order or other appropriate relief is previously obtained, the Confidential Information, subject to such request, may be disclosed pursuant to and in accordance with the terms of such request or requirement, provided that the receiving party shall use its best efforts to limit any such disclosure to the precise terms of such request or requirement.

4.
Each party shall, at the disclosing party's request, return each original and every copy of any and all notes, memoranda, diagrams, summaries, analyses, extracts, or other written records which it may at any time have within its possession or control which contain or are derived from any Confidential Information and/or certify in writing that all copies of Confidential Information have been destroyed.

5.	No right or license, expressed or implied, is granted to either party in connection with any Confidential Information disclosed pursuant to this Agreement.

6.
The parties shall institute and maintain appropriate security measures in order to carry out the purpose and intent of this Agreement, and shall exercise at least the same degree of care in protecting the Confidential Information as they use with their own valuable proprietary information.

7.
The parties acknowledge that the Confidential Information is proprietary information and constitutes the trade secrets of the disclosing party or its business partners, and acknowledge and agree that any material breach of this Agreement would cause irreparable damage to the disclosing party. The parties agree that in the event of any such breach the disclosing party shall have, in addition to any and all remedies at law or in equity, the right to an injunction, specific performance or other equitable relief to prevent the violation of any of its rights hereunder.

8.
Except as and to the extent required by law, without the prior written consent of the other party, neither party will make, and each party will direct its representatives not to make, directly or indirectly, any public comment, statement or communication with respect to, or otherwise disclose or permit the disclosure of the existence of discussions between the parties or any of the terms of this Agreement. If either party is required by law to make any such disclosure, it must first provide to the other party the content of the proposed disclosure, the reasons that such disclosure is required by law, and the time and place that the disclosure will be made.

9.
During the pendency of any discussions between the parties and until two (2) years following the termination of such discussions, neither party shall knowingly, directly or indirectly, solicit any employee of the other party with whom they have had contact or who became or becomes known to them in connection with such discussions; provided, however, a party shall not be prohibited from employing any such person who contacts such party on his or her own initiative and without any direct or indirect solicitation by such party.

10.
The Pantry and the undersigned each acknowledges that, in the course of or incidental to the consulting services, either party may provide to the other, or they may otherwise become exposed to, material non-public information related to the other which has not heretofore been disclosed publicly. As a result, until the date on which either party no longer is in possession of non-public material information concerning the other party, neither party nor any affiliate thereof will, directly or indirectly, effect the purchase or sale of any security of the other party or enter into any swap, put, call or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the other party’s securities.

11.
Unless and until a definitive agreement between the parties with respect to a transaction has been executed and delivered, neither party will be under any legal obligation of any kind whatsoever with respect to such transaction by virtue of this or any written or oral expression or communication by any party or its directors, officers, employees, agents, controlling persons or any other representatives or advisors thereof, except, in the case of this Agreement, for the matters specifically agreed to herein. Although the Confidential Information contains information which the disclosing party believes to be relevant for the purpose of the receiving party’s evaluation of the transaction, the disclosing party makes no representation or warranty as to the accuracy or completeness of the Confidential Information. The receiving party shall be entitled to rely solely on the representations and warranties made in a definitive agreement or related documents, when, as and if executed and subject to any limitations and restrictions as may be specified in such agreement or documents.

12.
This Agreement shall be construed, interpreted in accordance with, and enforced under, the laws of the State of North Carolina, without regard to the conflict of laws provisions thereof or any other jurisdiction.

13.
This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. This Agreement may not be assigned by either party without the prior written consent of the other party.

IN WITNESS WHEREOF, this Agreement has been executed by the parties hereto through their duly authorized officers on the date(s) set forth below.

THE PANTRY, INC.	[Insert Other Party's Legal Name]

By:_____________________________	By:_____________________________
Title: ___________________________	Title: ___________________________
Date: ___________________________	Date: ___________________________